SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) July 12, 1999 (July 9, 1999)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339 and No. 33-60069), the registrant hereby files the following three press releases.

==============================================================================
                        EXCHANGE OFFER FOR CONOCO INC.
==============================================================================
PRESS RELEASE NO. I

                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698


                   DUPONT SETS RATIO FOR EXCHANGE OFFER FOR
                       CONOCO INC. CLASS B COMMON STOCK
                   ----------------------------------------


        WILMINGTON, Del., July 9 - DuPont (NYSE:DD) today set the exchange ratio for the offer to its shareholders to exchange one share of DuPont common stock for 2.95 shares of the Conoco (NYSE:COC) Class B common stock currently held by DuPont up to a maximum of 148 million shares of DuPont common stock. The exchange ratio represents a premium of 18 percent based on the NYSE closing prices on July 8 of $68-5/8 per share for DuPont and $27-3/8 per share for Conoco.

        DuPont expects the registration statement filed with the Securities and Exchange Commission (SEC) under which the exchange offer will be made to become effective later today. It is expected that the exchange offer will commence on July 12 subject to the effectiveness of the registration statement.

        The exchange offer is to be available only to DuPont shareholders who are United States persons as defined in the Offering Circular-Prospectus. If the exchange offer, which will be made by means of an Offering Circular-Prospectus, commences on July 12, it will expire at 12:00 midnight, New York City time, on August 6, 1999, unless extended.

        DuPont has retained the services of D. F. King & Co., Inc., as Information Agent to assist shareholders with the exchange offer. Questions regarding the terms and conditions of the exchange offer or information on tendering shares should be directed to D. F. King at 800-755-3105 (toll free) in the U.S. or 212-269-5550 (collect) outside the U.S.







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        Morgan Stanley Dean Witter will act as dealer-manager.

        Conoco is a major, integrated energy company based in Houston and active in 40 countries.

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 92,000 employees.

        A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                                      ###


7/9/99


==============================================================================
PRESS RELEASE NO. II

                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698


                      SEC DECLARES REGISTRATION STATEMENT
                         FOR EXCHANGE OFFER EFFECTIVE
                      -----------------------------------


        WILMINGTON, Del., July 9 - The Securities and Exchange Commission
(SEC) has declared effective the registration statement under which DuPont will commence the exchange offer described in DuPont's news release issued earlier today. It is expected that the offer will commence July 12.


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7/9/99







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==============================================================================
PRESS RELEASE NO. III

                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698


                        DUPONT COMMENCES EXCHANGE OFFER
                     FOR CONOCO INC. CLASS B COMMON STOCK
                     ------------------------------------


        WILMINGTON, Del., July 12 - DuPont today commenced the exchange offer to its shareholders described in the DuPont news release issued July 9.


                                      ###


7/12/99













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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




July 12, 1999









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